Registration No. 333-156018

811-08904

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 28	☒

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 213	☒

NYLIAC VARIABLE ANNUITY

SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Erica E. Carrig, Esq. New York Life Insurance and Annuity Corporation 51 Madison Avenue New York, New York 10010 (Name and Address of Agent for Service)

Copy to:

Dodie C. Kent Eversheds Sutherland LLP The Grace Building, 40th Floor 1114 Avenue of the Americas New York, NY 10036-7703	Thomas F. English Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☐ on May 1, 2020 pursuant to paragraph (b) of Rule 485.

☒ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under a variable annuity contract.

PROSPECTUS Dated May 1, 2021

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59 1⁄2 ), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

If you are a new investor in the policy, you may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value), less any e-delivery credit, and less any Premium Credit(s). You should review this Prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 1A. You may also allocate your premium payments to an available Asset Allocation Model.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

i

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

ii

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another model.

Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Premium Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Premium Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Fund—A mutual fund that has multiple series or Portfolios.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

Future Income Purchases—Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of the Standard Death Benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among five different Holding Periods (12, 13, 14, 15 or 20 years).

Holding Period End Date—The 12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.

IPR/IPR 2.0/IPR 3.0/IPR 4.0—Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 (collectively, the “investment preservation riders”).

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal to either (i) your Accumulation Value on the Policy Anniversary following your request, or (ii) if you choose the 20-year Holding Period, 150% of your Accumulation Value ) on the Policy Anniversary following your request, both less any applicable reductions.

Life Income—Guaranteed Period Payment Option-The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10-year period has expired.

M&E Charge—Mortality and Expense Risk and Administrative Costs Charge.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive Income Payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Portfolios—The mutual fund portfolios in which the corresponding Investment Divisions invest.

Premium Credit—An additional credit we will apply to your Accumulation Value at the you make premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”).

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—One of the death benefit options available if you purchase the Annual Death Benefit Rider (ADBR). With the ADBR, your death benefit will be the greater of: (a) the Standard Death Benefit, (b) the Reset Value as calculated by the ADBR, or (c) any death benefit available under any other rider attached to the policy.

Return of Premium Death Benefit—The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.

Standard Death Benefit—The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greatest of: (i) your Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death; or (ii) the Return of Premium Death Benefit; or (iii) the Step-up Death Benefit.

Step-up Death Benefit—the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Surrender Charge Free Amount—Each Policy Year, you may withdraw a certain amount from your policy without having to pay a surrender charge on that amount. The maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either (i) 10% of your Accumulation Value as of your last Policy Anniversary (10% of your premium payments if the withdrawal is made in the first Policy Year, less any prior surrender charge free withdrawals you have already taken in that Policy Year; (ii) 10% of your Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals you have already taken in that Policy Year; or (iii) your Accumulation Value less your accumulated premium payments.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

An investment in the policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table.

The following table applies to policies purchased on or after May 1, 2016 (including currently offered policies):

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal

If you withdraw money from your policy within 8 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first two Payment Years, declining down to 0% over that time period. For example, if you make an early withdrawal within the first two Payment Years, you could pay a surrender charge of up to $8,000 on a $100,000 investment. You can withdraw up to 10% of your Accumulation Value (or premium payments if the withdrawal is made in the first Policy Year) free of surrender charges, less any prior surrender charge free withdrawals you have already made in the same Policy Year.

				CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds.

				CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.

				CHARGES AND DEDUCTIONS
ANNUAL FEE
		MINIMUM	MAXIMUM
	1. Base policy[1]	1.30%	1.60%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
	2. Investment options (Portfolio fees and expenses)[2]	[Gross #’s]%	[Gross #’s]%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.25%	1.50%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses
	Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could

[1]

The minimum fee reflects “Accumulation Value-Based M&E Charge Policies” and assumes M&E charges calculated as an annualized percentage of your Accumulation Value. The maximum fee reflects “Premium-Based M&E Charge Policies” and assumes M&E charges calculated as an annualized percentage of Adjusted Premium Payments. The maximum fee applies during the surrender charge period; the minimum fee applies after the surrender charge period.

[2]	As a percentage of average net Portfolio assets.

[3]

The minimum fee reflects the current charge for the least expensive optional benefit, the Annual Death Benefit Reset Rider, calculated as an annualized percentage of the amount that is guaranteed under this optional benefit. The maximum fee reflects the current charge for the most expensive optional benefit, the IPR 4.0, calculated as a percentage of the amount that is guaranteed under this optional benefit.

pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.
	LOWEST ANNUAL COST $1,597	HIGHEST ANNUAL COST $5,207
	Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive Base Policy charge and Portfolio fees and expenses

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive Base Policy charge, optional benefits, and Portfolio fees and expenses

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.		PRINCIPAL RISKS
Not a Short-Term Investment

This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.

Surrender charges apply for up to 8 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.

PRINCIPAL RISKS
Risks Associated with Allocation Options

•  An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.

•  Each investment option (including the Fixed Account and DCA Advantage Account) has its own unique risks.

•  You should review the prospectuses for the available Portfolios before making an investment decision.

PRINCIPAL RISKS
Insurance Company Risks	Any obligations (including under the Fixed Account and DCA Advantage Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.		PRINCIPAL RISKS
	RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•  We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.

•  We reserve the right to limit transfers in circumstances of frequent transfers.

•  We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.

PRINCIPAL RISKS
Optional Benefits

•  Certain optional benefits restrict the investment options you may select under the policy. We may change these restrictions in the future.

•  Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

•  You are required to have a certain Accumulation Value for some

BENEFITS AVAILABLE UNDER THE POLICY

optional benefits. • We may modify or discontinue an optional benefit at any time for new purchasers.
	TAXES	LOCATION IN PROSPECTUS
Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.

•  If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.

•  Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 1⁄2.

FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN ROSPECTUS
Investment Professional Compensation	Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.	DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges	Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should only consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.	THE POLICIES – Tax-Free Section 1035 Exchanges

The following table applies to policies purchased before May 1, 2016:

	FEES AND EXPENSES	LOCATION IN ROSPECTUS
Charges for Early Withdrawal	If you withdraw money from your policy within 8 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first two Payment Years, declining down to 0% over that time period. For example, if you make an early withdrawal within the first two Payment Years, you could pay a surrender charge of up to $8,000 on a $100,000 investment. You can withdraw up to 10% of your Accumulation Value (or premium payments if the withdrawal is made in the first Policy Year) free of surrender charges, less any prior surrender charge free withdrawals you have already made in the same Policy Year.	CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between investment options more than 12 times a year, or if your premium payment is returned for insufficient funds).	CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.	CHARGES AND DEDUCTIONS

ANNUAL FEE

		MINIMUM	MAXIMUM
	1. Base policy[4]	1.40%	1.70%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
	2. Investment options (Portfolio fees and expenses)[5]	[Gross #’s]%	[Gross #’s]%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)[6]	0.30%	1.50%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses
Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.
	LOWEST ANNUAL COST $1,673	HIGHEST ANNUAL COST $5,277

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive Base Policy charge and Portfolio fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive Base Policy charge, optional benefits, and Portfolio fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.			PRINCIPAL RISKS
Not a Short-Term Investment

This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.

Surrender charges apply for up to 8 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.

PRINCIPAL RISKS

[4]

The minimum fee reflects “Accumulation Value-Based M&E Charge Policies” and assumes M&E charges calculated as an annualized percentage of your Accumulation Value. The maximum fee reflects “Premium-Based M&E Charge Policies” and assumes M&E charges calculated as an annualized percentage of Adjusted Premium Payments. The maximum fee applies during the surrender charge period; the minimum fee applies after the surrender charge period.

[5]	As a percentage of average net Portfolio assets.

[6]

The minimum fee reflects the current charge for the least expensive optional benefit, the Annual Death Benefit Reset Rider, calculated as an annualized percentage of the amount that is guaranteed under this optional benefit. The maximum fee reflects the current charge for the most expensive optional benefit, the IPR, calculated as a percentage of the amount that is guaranteed under this optional benefit.

Risks Associated with Allocation Options

•   An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.

•   Each investment option (including the Fixed Account and DCA Advantage Account) has its own unique risks.

•   You should review the prospectuses for the available Portfolios before making an investment decision.

PRINCIPAL RISKS
Insurance Company Risks	Any obligations (including under the Fixed Account and DCA Advantage Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.	PRINCIPAL RISKS
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

•   We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.

•   We reserve the right to limit transfers in circumstances of frequent transfers.

•   We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.

PRINCIPAL RISKS
Optional Benefits

•   Certain optional benefits limit or restrict the investment options you may select under the policy. We may change these restrictions in the future.

•   You are required to have a certain Accumulation Value for some optional benefits.

•   Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

BENEFITS AVAILABLE UNDER THE POLICY
	TAXES	LOCATION IN PROSPECTUS
Tax Implications

• Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.

• If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.

• Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Tax Matters
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.	DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges

Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.

THE POLICIES – Tax- Free Section 1035 Exchanges

OVERVIEW OF THE POLICY

Q.	What is this policy, and what is it designed to do?

A.

The New York Life Premier Plus Variable Annuity II is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation period. The policy also offers death benefits to protect your designated beneficiaries. Through the annuitization feature, the policy can supplement your retirement income by providing a stream of Income Payments. This policy may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Q.	How do I accumulate assets in the policy and receive income from the policy?

A.	Your policy has two periods: an Accumulation Period and a Payout Period.

Accumulation Period

During the Accumulation Period, to help you accumulate assets, you can allocate your premium payments to:

•

a variety of Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

•	a Fixed Account option, which offers a guaranteed fixed interest rate for one-year periods; and

•

a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.

A list of Portfolios in which the Investment Divisions currently invest is provided in APPENDIX 1A: Portfolios Available Under the Policy.

Payout Period

You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. When you annuitize, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.

Please note that when you annuitize, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of your Accumulation Value can remain in the Allocation Options. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.

Q.	What are the policy’s primary features and options?

M&E Charge options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. . Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value-based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium-based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Annual Policy Expenses—Base Policy Charges (Without Optional Benefits)” for more information. This means in a rising market, an Accumulation Value-based M&E Charge would result in a higher M&E Charge than a Premium-based M&E Charge; in a declining market, a Premium-based M&E Charge would result in a higher M&E Charge than an Accumulation Value-based M&E Charge.

Premium Credit. We will add a lump sum amount (Premium Credit) to your Accumulation Value at the time you make each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the rate schedule then in effect and will never be less than 2.00%.

Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Accumulation Value at any time (although if you withdraw in excess of the Surrender Charge Free Amount during the surrender charge period or before age 59 1⁄2, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”)).

Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.

Loans—TSA plans/Accumulation Value-based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a TSA plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy.

Death benefits. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greatest of: (i) the Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death, or (ii) the total premium payments reduced by proportional withdrawals, or (iii) the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus subsequent premium payments and reduced by any proportional withdrawals after that Policy Anniversary. You can purchase optional riders under the policy that provide additional death benefits for an additional fee. These riders may increase the amount of money payable to your designated beneficiaries upon your death.

Optional benefits that occur during your lifetime. For an additional fee, you can purchase an investment preservation rider at the time of application that protects your investment from declining market, for a specified holding period (the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 Riders). Policies that were applied for prior to May 1, 2017 also included a Future Income Rider that enables you to purchase a stream of guaranteed lifetime income to help protect you from outliving your assets (not included with certain qualified plans).

Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.

Automatic asset rebalancing and dollar cost averaging. At no additional charge, you may select automatic asset rebalancing, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Alternately, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account.

Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to be transferred to one or any combination of Investment Divisions or an available Asset Allocation Model.

Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer Accumulation Value between Allocation Options. State premium taxes may also be deducted.

Transaction Expenses

Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.

Payment Year	1	2	3	4	5	6	7	8	9+
Surrender Charge	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Policy Expenses

Base Policy Charges (Without Optional Benefits)

The charges in the “Policies with Accumulation Value-Based M&E Charge” column apply if you choose to have M&E charges calculated as an annualized percentage of your daily average Variable Accumulation Value. The charges in the “Policies with Premium-Based M&E Charges” column apply if you choose to have M&E charges calculated as an annualized percentage of your Adjusted Premium Payments.

Policies with Accumulation Value-Based M&E Charges			Policies with Premium-Based M&E Charges
Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on or after May 1, 2016	Guaranteed Maximum Charge	Current Charge	Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on or after May 1, 2016	Guaranteed Maximum Charge	Current Charge
	1.60% (During the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium)		1.70% (During the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium)
	1.40% (After the Surrender Charge Period for the initial premium)	1.30% (After the Surrender Charge Period for the initial premium)		1.50% (After the Surrender Charge Period for the initial premium)	1.40% (After the Surrender Charge Period for the initial premium)
Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	Guaranteed Maximum Charge	Current Charge	Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	Guaranteed Maximum Charge	Current Charge
	1.60% (During the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium)		1.70% (During the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium)
	1.40% (After the Surrender Charge Period for the initial premium)	1.40% (After the Surrender Charge Period for the initial premium)		1.50% (After the Surrender Charge Period for the initial premium)	1.50% (After the Surrender Charge Period for the initial premium)

Annual Policy Service Charge[1]	$30		Annual Policy Service Charge[1]	$30

[1]

Annual fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary. For policies with IPR 4.0, the annual fee will be waived for the entirety of the policy if your cumulative first year premium(s) are greater than or equal to $25,000.

Optional Benefit Expenses

Charges for Investment Preservation Rider 4.0 (“IPR 4.0”)

		Guaranteed Maximum Charge	Current Charge

Annual Charge for IPR 4.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)	12 Year Rider Holding Period	1.50%	0.70%
	13 Year Rider Holding Period	1.50%	0.60%
	14 Year Rider Holding Period	1.50%	0.55%
	15 Year Rider Holding Period	1.50%	0.50%
	20 Year Rider Holding Period	1.50%	0.60%

Rider Risk Charge Adjustment for IPR 4.0 (one-time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)	12 Year Rider Holding Period	2.00%	2.00%
	13 Year Rider Holding Period	2.00%	2.00%
	14 Year Rider Holding Period	2.00%	2.00%
	15 Year Rider Holding Period	2.00%	2.00%
	20 Year Rider Holding Period	1.00%	1.00%

Charges for Investment Preservation Rider (“IPR”) (applied for prior to May 1, 2016) (No Longer Available for Purchase)

		Guaranteed Maximum Charge	Current Charge

Annual Charge for IPR (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Rider Holding Period	1.50%	0.70%
	13 Year Rider Holding Period	1.50%	0.60%
	14 Year Rider Holding Period	1.50%	0.55%
	15 Year Rider Holding Period	1.50%	0.45%
	20 Year Rider Holding Period	1.50%	0.55%

Rider Risk Charge Adjustment for IPR (one-time cancellation charge; calculated as a percentage of the amount guaranteed)	12 Year Rider Holding Period	2.00%	2.00%
	13 Year Rider Holding Period	2.00%	2.00%
	14 Year Rider Holding Period	2.00%	2.00%
	15 Year Rider Holding Period	2.00%	2.00%
	20 Year Rider Holding Period	1.00%	1.00%

Charges for Investment Preservation Rider (“IPR”) (applied for on or after May 1, 2016), Investment Preservation Rider 2.0 (“IPR 2.0”) and Investment Preservation Rider 3.0 (“IPR 3.0”) (No Longer Available for Purchase)

		Guaranteed Maximum Charge	Current Charge

Annual Charge for IPR, IPR 2.0 and IPR 3.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)	12 Year Rider Holding Period	1.50%	0.70%
	13 Year Rider Holding Period	1.50%	0.60%
	14 Year Rider Holding Period	1.50%	0.55%
	15 Year Rider Holding Period	1.50%	0.50%
	20 Year Rider Holding Period	1.50%	0.60%

Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0 (one-time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)	12 Year Rider Holding Period	2.00%	2.00%
	13 Year Rider Holding Period	2.00%	2.00%
	14 Year Rider Holding Period	2.00%	2.00%
	15 Year Rider Holding Period	2.00%	2.00%
	20 Year Rider Holding Period	1.00%	1.00%

Charge for Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

	Guaranteed Maximum Charge	Current Charge
Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%	0.25%

Charge for Annual Death Benefit Reset Rider Applied for Before May 1, 2016 (No Longer Available for Purchase)

	Guaranteed Maximum Charge	Current Charge
Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

Charge for Investment Preservation Rider + Annual Death Benefit Reset Rider Package (“IPR + ADBR Package”) Applied for Before May 1, 2016 (No Longer Available for Purchase)

		Guaranteed Maximum Combined Charge for the IPR + ADBR Package	Current Charge for IPR portion of the IPR + ADBR Package	Current Charge for the ADBR portion of the IPR + ADBR Package

Annual Charge for Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)), and deducted quarterly.	12 Year Holding Period	2.00%	0.65%	0.25%
	13 Year Holding Period	2.00%	0.55%	0.25%
	14 Year Holding Period	2.00%	0.50%	0.25%
	15 Year Holding Period	2.00%	0.40%	0.25%
	20 Year Holding Period	2.00%	0.50%	0.25%

		Guaranteed Maximum Charge	Current Charge

Rider Risk Charge Adjustment for the IPR portion of the IPR + ADBR Package (one-time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)	12 Year Rider Holding Period	2.00%	2.00%
	13 Year Rider Holding Period	2.00%	2.00%
	14 Year Rider Holding Period	2.00%	2.00%
	15 Year Rider Holding Period	2.00%	2.00%
	20 Year Rider Holding Period	1.00%	1.00%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Portfolios and may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1A.

Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.(#)
Before fee waivers and expense reimbursements	[Gross #’s]%	[Gross #’s]%
After fee waivers and expense reimbursements	[Net #’s]%	[Net #’s]%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2020. The Portfolio or its agents provided the fees and charges that are based on 2020 expenses, unless otherwise indicated. For Portfolios that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Portfolio or its agents.

Guaranteed Maximum Charges Examples

The table below is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Policy expenses and annual Portfolio expenses. The Example assumes that you invest $100,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

For policies applied for on or after May 1, 2016 with an M&E Charge based on Accumulation Value:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$14,317	$20,926	$34,532	$66,900	$14,317	$27,039	$38,719	$66,900	$7,037	$20,926	$34,532	$66,900

with IPR Rider*	$13,389	$18,014	$29,858	$58,473	$13,389	$24,327	$34,283	$58,473	$6,037	$18,014	$29,858	$58,473

with ADBR Rider	$12,187	$14,341	$24,011	$48,062	$12,187	$20,904	$28,733	$48,062	$4,742	$14,341	$24,011	$48,062

Base Policy without any Riders	$11,259	$11,380	$19,229	$39,330	$11,259	$18,139	$24,189	$39,330	$3,742	$11,380	$19,229	$39,330

*	Assumes a 20 yr Holding Period

For policies applied for on or after May 1, 2016 with an M&E Charge based on Adjusted Premium Payments:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$14,296	$20,950	$34,722	$67,975	$14,296	$27,061	$38,900	$67,975	$7,015	$20,950	$34,722	$67,975

with IPR Rider*	$13,368	$17,990	$29,890	$58,885	$13,368	$24,305	$34,314	$58,885	$6,015	$17,990	$29,890	$58,885

with ADBR Rider	$12,167	$14,258	$23,847	$47,663	$12,167	$20,826	$28,577	$47,663	$4,720	$14,258	$23,847	$47,663

Base Policy without any Riders	$11,239	$11,248	$18,902	$38,236	$11,239	$18,016	$23,878	$38,236	$3,720	$11,248	$18,902	$38,236

*	Assumes a 20 yr Holding Period

For policies applied for prior to May 1, 2016 with an M&E Charge based on Accumulation Value:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$14,417	$21,230	$35,008	$67,705	$14,417	$27,322	$39,171	$67,705	$7,145	$21,230	$35,008	$67,705

with IPR Rider	$13,489	$18,323	$30,349	$59,332	$13,489	$24,615	$34,749	$59,332	$6,145	$18,323	$30,349	$59,332

with ADBR Rider	$12,288	$14,652	$24,505	$48,931	$12,288	$21,194	$29,202	$48,931	$4,850	$14,652	$24,505	$48,931

Base Policy without any Riders	$11,360	$11,697	$19,743	$40,290	$11,360	$18,435	$24,678	$40,290	$3,850	$11,697	$19,743	$40,290

*	Assumes a 20 yr Holding Period

For policies applied for prior to May 1, 2016 with an M&E Charge based on Adjusted Premium Payments

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$14,389	$21,242	$35,197	$68,867	$14,389	$27,333	$39,351	$68,867	$7,115	$21,242	$35,197	$68,867

with IPR Rider*	$13,461	$18,284	$30,369	$59,784	$13,461	$24,578	$34,769	$59,784	$6,115	$18,284	$30,369	$59,784

with ADBR Rider	$12,260	$14,549	$24,316	$48,518	$12,260	$21,098	$29,023	$48,518	$4,820	$14,549	$24,316	$48,518

Base Policy without any Riders	$11,332	$11,542	$19,381	$39,135	$11,332	$18,290	$24,333	$39,135	$3,820	$11,542	$19,381	$39,135

*	Assumes a 20 yr Holding Period

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is [to be added by amendment].

CONTACTING NYLIAC

Where do I send written service requests?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.

All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail New York Life P.O. Box 130539 Dallas, TX 75313-0539	Express Mail New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206

Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Suitability Standards):

Subsequent Premium Payments and Loan Repayments	Regular Mail NYLIAC 75 Remittance Drive Chicago, IL 60675-3021	Express Mail NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

How do I contact NYLIAC By Telephone or Online?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values, may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. Online:

Certain service requests, including but not limited to, transferring assets between Allocation Options and e-mailing your registered representative, may be made online. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES — Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

PRINCIPAL RISKS

This section is intended to summarize the principal risks of investing in the policy. Additional risks and details regarding various risks and benefits of investing in the policy are described in the relevant sections of the Prospectus and SAI.

Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to the Investment Divisions or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio’s prospectus. You should review the prospectuses for the available Portfolios before making an investment decision.

Liquidity Risk. This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to eight years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.

Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy. For example:

•

the investment preservation riders require that you hold the policy for a certain number of years. If you surrender your policy before the holding period is over, you will not receive a benefit under the rider. The benefit provided by your particular investment preservation rider will be reduced proportionally by any withdrawals you make during the holding period. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

•

the Future Income Rider allows you to purchase a future stream of guaranteed income, however there are limits as to the amount of future income that can be purchased and you are subject to an initial waiting period. Additionally, you must make all purchases at least two years before the future income start date or annuitization of the base policy, whichever comes first.

•	the Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time.

Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy.

Investment Restrictions. There are restrictions that may limit the investments that you may choose if you choose one of the investment preservation riders. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Investment Divisions had you not been subject to any investment restrictions.

We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Rebalancing, Asset Allocation Models and optional benefit provisions (such as the availability of rider reset options).

We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy.

In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.

Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES-Limits on Transfers” for more information.). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	Increased administrative and Fund brokerage expenses; and/or

•	Dilution of the interests of long-term investors.

A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES-Limits on Transfers” for more information on the risks of frequent trading.)

Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.

The amount of premium-based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium-based M&E Charge structure will benefit the policyowner because the premium-based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium-based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value-based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value-based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

Optional Benefits. You may never need or use certain features provided by the policy. In that case, you may pay for a feature for which you never realize any benefits.

Certain benefits are subject to conditions including waiting periods. You may die before you are able to access certain benefits under the policy. Alternatively, you may not live long enough to receive enough benefit from the investment preservation riders or the ADBR to exceed the amount of the fees you pay for those benefits. You may need to make early or excess withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the policy from the investment preservation riders or the ADBR.

The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the policy or by one of the policy’s optional benefits available for an additional charge.

Certain benefits may limit withdrawals or other rights under the policy. If your policy includes one of the investment preservation riders or the ADBR, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal As noted above, if your policy includes one of the investment preservation riders it will be subject to investment restrictions which may limit your investment returns under the policy.

Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.

Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.

Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.

Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.

The Separate Account

Separate Account-III and Separate Account-IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

NYLIAC is obligated to pay all amounts promised to investors under the policies.

Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed on APPENDIX 1A of this Prospectus.

The Portfolios

The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Portfolios will attain their respective stated objectives.

The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.

The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.

We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios, along with their respective type, investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDIX 1A. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at http://www.nylfunds-premierplus-ii.com/. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request to [email address to be added by amendment]. The Portfolios’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a Portfolio.

Asset Allocation Models

We have elected to discontinue the Asset Allocation Model program. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyowners Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Rebalancing” for more information.) If you purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc. (the “QS Models”). Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors advise the Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all of the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Legg Mason/QS Model Portfolios—Conflicts of Interest

The Legg Mason/QS Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself a Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Portfolios available under your policy, except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios.

LMPFA’s affiliated subadviser, QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS Investors have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies, ownership changes are not permitted.

The current policyowner of a Non-Qualified Policy (other than an Inherited Non-Qualified policy) has the right to transfer ownership to another person(s) or entity.

To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 3 — STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

If you are considering exchanging an insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We are no longer accepting contributions or issuing new policies for ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Traditional IRAs, Roth IRAs, Inherited IRAs, Inherited Roth IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A Standard Death Benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 2 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after we receive it. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified

Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified policies, additional premium payments are not permitted.

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Minimum premium payments may be different if you select the IPR 4.0.

(i)	For policies whose M&E Charges are based on Accumulation Value, if you elect the IPR 4.0, you may only select the 12- or 13-year Holding Period and your minimum initial premium payment is $500,000.

(ii)

For policies whose M&E Charges are based on Premium Payments, if you elect the IPR 4.0 and choose the 20-year Holding Period, your minimum initial premium payment is $500,000. If you elect any other Holding Period, your minimum initial premium payment is $5,000.

We reserve the right to reject any application. Regarding the minimum premium payments set forth in conditions (i) and (ii) above, if you are exchanging more than one annuity policy or life insurance policy for one of the policies, or if your premium payment will be paid from different sources (e.g., personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the premium payment for the policy, provided they are received within 150 days of the date the policy is issued. When you are purchasing a policy by exchanging another annuity contract or life insurance policy, or if your premium payment will be paid from different sources, your policy will be issued on the date we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source. The date we issue your policy is the Policy Date. We reserve the right to revoke the policy if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal a minimum of $500,000 in aggregate, as required by the conditions set forth in (i) and (ii) above.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this policy,

•	other charges under this policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a

1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time each premium payment is made. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment.

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums	Credit Rate
$499,999 or less	3.00%
$500,000 or greater*	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity II policy at the same time or if you purchase one or more other New York Life Premier Plus Variable Annuity II policies yourself at the same time, and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members or multiple policies that you purchase, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner or Annuitant, if applicable. (See “DISTRIBUTIONS UNDER THE POLICY– Standard Death Benefit– Death Before Annuity Commencement”).

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this Prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU”). Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity II is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or the VPSC receives the policy along with a written request for cancellation in Good Order, less any Premium Credit(s), less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 3 — STATE VARIATIONS for more information about free look provisions in California, Florida, New York and North Dakota.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than 75 (oldest Annuitant, if the policy has joint Annuitants). For Inherited Non-Qualified policies, the Owner and the Annuitant must be the same individual.

For IRA, Roth IRA, Inherited IRA, Inherited Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs and Inherited Roth IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the VPSC prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 76, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if your M&E Charges are based on premium payments, or if you have an investment preservation rider. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve -transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT”).

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com”).

•

submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Portfolio brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non -Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	upload documents and forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us listed in the “CONTACTING NYLIAC” section of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchase an investment preservation rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, an Initial Summary Prospectus or an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Paper copies of this prospectus and the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, this prospectus and the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future prospectuses and annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual finanical reports will apply to all Eligible Portfolios described herein.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four -month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with the investment preservation riders)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account.

You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, the VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elect not to use the AAR feature and then change your mind, you must send a completed AAR request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by any other method we make available. The VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to the VPSC, or by contacting us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers

(monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel, you must send a written cancellation request in Good Order to the VPSC, or by calling us as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits to the same Allocation Options and/or DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit amounts that you allocate (and any Premium Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and the deduction of the Accumulation Value-Based M&E Charge. We assess all policy and rider fees and charges applicable to Separate Account assets (other than Accumulation Value-Based M&E Charges) by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Accumulation Value-Based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic, pre-scheduled transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

BENEFITS AVAILABLE UNDER THE POLICIES

The following tables summarize information about the benefits available under the policy.

STANDARD DEATH BENEFIT (automatically included with the policy)

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Standard Death Benefit	Guarantees your beneficiaries will receive a benefit at least equal to the greatest of: (i) your Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death, or (ii) your total premium payments reduced by proportional withdrawals, or (iii) your Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus subsequent premium payments and reduced by subsequent proportional withdrawals.	No additional charge	• Withdrawals could significantly reduce the benefit.

OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked-in higher death benefit on each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.

Rider Applied For On Or After May 1, 2016

(Charge calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted quarterly)

•   Available only at the time of application.

•   Resets will continue on Reset Anniversaries until the Owner (or annuitant if the Owner is not a natural person) is age 80 or 85 (depending when the policy was purchased).

•   Withdrawals could significantly reduce or terminate the benefit.

•   You cannot cancel the rider without surrendering the contract.

•   The rider is not available for Inherited Non-Qualified policies.

		Maximum	Current
		1.00%	0.25%

		Rider Applied for Before May 1, 2016 (Charge calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary, deducted quarterly)
		Maximum	Current (if the oldest Owner was age 65 or younger when the policy was issued)
		1.00%	0.30%
		Maximum	Current (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)
		1.00%	0.35%
		Rider Applied for Before May 1, 2016 as part of the IPR + ADBR Package (Charge calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary, deducted quarterly)
		Maximum	Current
		1.00%	0.25%

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	FEE			BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Investment Preservation Rider (applied for prior to May 1, 2016) (no longer available for purchase)

Protects your investment from loss for a specified holding period. If, after a specified holding period, your Accumulation Value is less than the amount guaranteed, we will make a one-time increase to your Accumulation Value to make it equal to the guaranteed amount.

You may request to reset the guaranteed amount (an IPR Reset) under certain circumstances.

IPR Charge (as an annualized percentage of the amount that is guaranteed)

•   Available only at the time of application.

•   Restricts the availability of certain investment options.

•   Withdrawals could significantly reduce or terminate the benefit.

•   Premium payments made after the first Policy Year are not included in the guaranteed amount.

•   IPR Reset rights may be suspended or discontinued and are subject to age limits.

•   We apply a Rider Risk Charge Adjustment if you cancel the IPR.

		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	1.50% 1.50% 1.50% 1.50% 1.50%	0.70% 0.60% 0.55% 0.45% 0.55%
IPR Rider Risk Charge Adjustment (one-time cancellation charge; calculated as a percentage of the amount guaranteed)
		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	2.00% 2.00% 2.00% 2.00% 1.00%	2.00% 2.00% 2.00% 2.00% 1.00%
Investment Preservation Rider (applied for on or after May 1, 2016) (no longer available for purchase)

Protects your investment from loss for a specified holding period. If, after a specified holding period, your Accumulation Value is less than the amount guaranteed, we will make a one-time increase to your Accumulation Value to make it equal to the guaranteed amount.

You may request to reset the guaranteed amount (an IPR Reset) under certain circumstances.

IPR Charge (as an annualized percentage of the amount that is guaranteed)

•   Available only at the time of application.

•   Restricts the availability of certain investment options.

•   Withdrawals could significantly reduce or terminate the benefit.

•   Premium payments made after the first Policy Year are not included in the guaranteed amount.

•   IPR Reset rights may be suspended or discontinued and are subject to age limits.

•   We apply a Rider Risk Charge Adjustment if you cancel the IPR.

		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	1.50% 1.50% 1.50% 1.50% 1.50%	0.70% 0.60% 0.55% 0.50% 0.60%
IPR Rider Risk Charge Adjustment (one-time cancellation charge; calculated as a percentage of the amount guaranteed)
		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	2.00% 2.00% 2.00% 2.00% 1.00%	2.00% 2.00% 2.00% 2.00% 1.00%
Investment Preservation Riders 2.0 and 3.0 (no longer available for purchase)	Protects your investment from loss for a specified holding period. If, after a specified holding period, your Accumulation Value is less than the amount guaranteed, we will make a one-time increase to your Accumulation Value to make it equal to the guaranteed amount.	IPR 2.0 and IPR 3.0 Charge (as an annualized percentage of the amount that is guaranteed)

•   Available only at the time of application.

•   Premium payments only permitted (a) in the first Policy Year or (b) after a specified holding period.

•   Restricts the availability of certain investment options.

•   Withdrawals could significantly reduce or terminate the benefit.

•   IPR Reset rights may be suspended or discontinued and are subject to age limits.

		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	1.50% 1.50% 1.50% 1.50% 1.50%	0.70% 0.60% 0.55% 0.50% 0.60%
IPR 2.0 and IRP 3.0 Rider Risk Charge Adjustment (one-time cancellation charge; calculated as a

NAME OF BENEFIT	PURPOSE	FEE			BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
	You may request to reset the guaranteed amount (an IPR Reset) under certain circumstances.	percentage of the amount that is guaranteed)			• We apply a Rider Risk Charge Adjustment if you cancel IPR 2.0 or IPR 3.0.
		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	2.00% 2.00% 2.00% 2.00% 1.00%	2.00% 2.00% 2.00% 2.00% 1.00%
Investment Preservation Rider 4.0

Protects your investment from loss for a specified holding period. If, after a specified holding period, your Accumulation Value is less than the amount guaranteed, we will make a one-time increase to your Accumulation Value to make it equal to the guaranteed amount.

You may request to reset the guaranteed amount (an IPR Reset) under certain circumstances.

IPR 4.0 Charge (as an annualized percentage of the amount that is guaranteed)

•   Available only at the time of application.

•   Premium payments are only permitted (a) in the first Policy Year or (b) after a specified holding period

•   Restricts the availability of certain investment options.

•   Withdrawals could significantly reduce or terminate the benefit

•   Premium payments made after the first Policy Year are not included in the guaranteed amount

•   IPR Reset rights may be suspended or discontinued and are subject to age limits

•   We apply a Rider Risk Charge Adjustment if you cancel IPR 4.0.

		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	1.50% 1.50% 1.50% 1.50% 1.50%	0.70% 0.60% 0.55% 0.50% 0.60%
IPR 4.0 Rider Risk Charge Adjustment (one-time cancellation charge; calculated as a percentage of the amount guaranteed)
		Holding Period	Maximum Charge	Current Charge
		12 Year 13 Year 14 Year 15 Year 20 Year	2.00% 2.00% 2.00% 2.00% 1.00%	2.00% 2.00% 2.00% 2.00% 1.00%

•   Availability subject to maximum age conditions.

•   For Accumulation Value-Based M&E charge policies, you may only select the 12- or 13-year Holding Periods and your minimum initial premium payment is $500,000.

•   For Premium-Based M&E Charge policies, you may elect any Holding Period. If, however, if you elect the 20-year Holding Period, your minimum initial premium payment is $500,000.

•   The rider is not available for 403(b) Inherited IRA, Inherited Roth IRA, or Inherited Non-Qualified policies.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Living Needs Benefit / Unemployment Rider	Increases the amount that can be withdrawn from your policy without a surrender charge if the Owner experiences certain “qualifying events” such as: (i) confinement to a health care facility for 60 consecutive days; (ii) terminal illness; (iii) disability; and (iv) unemployment.	None

•   Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

•   Qualifying Event (as defined in the rider) must occur after the Policy Date.

•   Not available if any Owner has attained age 86 on the Policy Date.

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Future Income Rider (no longer available for applications signed on or after May 1, 2017)	Allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s).	None

•   Available only at the time of application.

•   A Future Income Purchase will proportionally reduce the guaranteed amounts under an investment preservation rider or your death benefit.

•   Future Income Payment amounts are based on a variety of factors in effect at the time of each future income purchase

•   Amounts used for a Future Income Purchase are no longer available for withdrawal or annuitization.

•   Future Income Start Date is subject to minimum and maximum waiting periods.

Automatic Asset Rebalancing	Automatically rebalances your Variable Accumulation Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Division at a pre-set level.	None	• Cannot be used with the traditional Dollar Cost Averaging option. • You must have a minimum Accumulation Value of $2,500 for automatic asset rebalancing.
Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None

•   Cannot be used with the Automatic Asset Rebalancing option, or with an investment preservation rider.

•   For Premium-Based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable).

•   You must have a minimum Accumulation Value of $2,500 to elect this option.

The DCA Advantage Account	Allows you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.	None

•   DCA Advantage Account duration may not extend beyond the Annuity Commencement Date.

•   You may not have more than one DCA Advantage Account open at the same time.

•   You must allocate a minimum of $2,000 to the DCA Advantage Account.

•   You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to be transferred to one or any combination of Investment Divisions.	None

•   Frequency of the transfers can be monthly, quarterly, semi-annually, or annually.

•   You must have a minimum of $2,500 in the Fixed Account to elect this option and a minimum of $2,000 to continue as scheduled.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0, IPR 3.0, IPR 4.0 and the Annual Death Benefit Reset Rider. The riders are only available at the time of application in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third -party guarantees are involved.

The investment preservation riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (12-15 or 20 years, as applicable). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 2 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the third Policy Anniversary following a Premium Payment to make a

Future Income Purchase using amounts from that Premium Payment. However, before the third Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in the “CONTACTING NYLIAC” section of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected one of the investment preservation riders. Because of the Investment Division restrictions with the investment preservation riders, deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the applicable investment preservation rider is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the investment preservation rider or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided the “CONTACTING NYLIAC” section of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 72 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 72. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 2 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in ”CONTACTING NYLIAC” section of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under age 59 1⁄2.

Death Benefits under the FIR

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Standard Death Benefit – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Standard Death Benefit—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider

The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among five (5) different Holding Periods. If you elected the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20—year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 - STATE VARIATIONS” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third -party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.” and

“CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.

If you purchased IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1B.

The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in APPENDIX 1B.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 - State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.

The IPR was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Standard Death Benefit – Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0

The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 - STATE VARIATIONS” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 2.0 (optional)-IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third -party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the

“CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchased IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1B.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in APPENDIX 1B.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 - STATE VARIATIONS.” The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.

The IPR 2.0 was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000—$25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See “THE POLICIES-IPR 2.0 DEATH BENEFIT” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 - STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Standard Death Benefit – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Standard Death Benefit – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

Payment of a death benefit terminates the IPR 2.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(e) Investment Preservation Rider 3.0

The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 3.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 - STATE VARIATIONS” for more information.

The IPR 3.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 3.0 (optional)-IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0 and Investment Preservation Rider 3.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third -party guarantees are involved.

The Guaranteed Amount under the IPR 3.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchased IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1C.

The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 1C.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3-STATE VARIATIONS”. The cancellation of the IPR 3.0 after the 30- day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.

The IPR 3.0 was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 3.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 3.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.

Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 3.0 Death Benefit.

The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 - STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Standard Death Benefit – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Standard Death Benefit – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.

Payment of a death benefit terminates the IPR 3.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(f) Investment Preservation Rider 4.0

The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among five (5) different Holding Periods, depending on your initial premium payment and whether your policy’s M&E Charges are Accumulation Value-based or Premium-based, as shown on the following chart:

Minimum Initial Premium Payment	IPR 4.0 Availability by M&E Type and Holding Period
	Accumulation Value-Based M&E Charge					Premium-Based M&E Charge
	12	13	14	15	20	12	13	14	15	20
$499,999 or less	×	×	×	×	×	Ö	Ö	Ö	Ö	×
$500,000 or greater	Ö	Ö	×	×	×	Ö	Ö	Ö	Ö	Ö

If you purchase the IPR 4.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 - STATE VARIATIONS” for more information.

The IPR 4.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 4.0 (optional)-IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.

The Guaranteed Amount under the IPR 4.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1C.

The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 1C.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to the VPSC at one of the addresses listed in the “CONTACTING

NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3-STATE VARIATIONS”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.

The IPR 4.0 is available with all Non-Qualified (other than Inherited Non-Qualified policies), IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA, Inherited IRA, Inherited Roth IRA or Inherited Non-Qualified policies.

The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 4.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 4.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.

Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 4.0 Death Benefit.

The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 - STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Standard Death Benefit – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Standard Death Benefit – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%, reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.

Payment of a death benefit terminates the IPR 4.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(g) Annual Death Benefit Reset (ADBR) Rider

You may enhance your policy’s Standard Death Benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. You cannot cancel this Rider without surrendering your policy.The rider is not available for Inherited Non-Qualified polices. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. With this rider, your death benefit will be the greater of:

(a)	the Standard Death Benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY - Standard Death Benefit - Death Before Annuity Commencement”); or

(b)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve (12) months immediately preceding death, and (ii) any proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the

Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the “Standard Death Benefit – Death Before Annuity Commencement” section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on or after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $6,000 is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on or after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less Reset Value Proportional Reductions since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR Package”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR Package discount available for policies issued on and after May 1, 2016.

CHARGES AND DEDUCTIONS

Transaction Expenses

Surrender Charges

Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under Income Payment options.

If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	if you exercise your right to cancel your policy during the Free Look period;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)

when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non-Qualified policy (the amount of a required minimum distribution will, however, be included when calculating the amount in item (a), above);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(j)	on amounts applied to Future Income Purchases, if applicable.

Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.

Annual Policy Expenses

Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

M&E Charges for Policies Applied For On or After May 1, 2016

For policies applied for on and after May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

For policies applied for on and after May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments.

M&E Charges for Policies Applied For Before May 1, 2016

For policies applied for before May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value.

For policies applied for before May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.

For Accumulation Value -based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium -based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium -based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium -based M&E Charge structure will benefit the policyowner because the Premium -based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium -based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value -based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value -based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy charge if your policy has $100,000 or more of Accumulation Value on a given Policy Anniversary. In addition, if you have purchased an IPR 4.0 and your cumulative first year premium(s) are greater than or equal to $25,000, we will waive your annual policy service charges for the entirety of the policy.

We deduct the annual policy service charge from each Allocation Option, in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

Optional Benefit Expenses

Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0

The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS-Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter) depending on the rider Holding Period you chose.

Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 and IPR 4.0

If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you decide to cancel.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyowners of all ages, is 0.25% per year (0.0625% per quarter).

Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR Package”), we will deduct a reduced IPR + ADBR rider charge each policy quarter that the IPR + ADBR Package is in effect. The maximum annual charge for the IPR + ADBR Package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR Package, the current charge for the IPR component of the IPR + ADBR Package ranges from 0.40% to 0.65% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Annual Portfolio Expenses

Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1A.

Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed in the “Contacting NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $25,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. Usually, this is the date you attain age 95. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice in a form acceptable to us of the request at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.

The Annuity Commencement Date and Income Payment method for Qualified Policies and Inherited Non-Qualified policies may also be controlled by endorsements, the plan, or applicable law.

The Standard Death Benefit—Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greatest of:

(a)	the Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 – State Variations”.

We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you otherwise instruct us, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.

It is important to note that partial annuitizations will reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Situations where payments may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in an Eligible Portfolio or to fairly determine the value of the assets of an Eligible Portfolio;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more. For more information about when interest is payable for policies issued in New York, see APPENDIX 3.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value -based M&E Charge policy in connection with a 403(b) Tax-Sheltered Annuity (“TSA”) plan. Loans are not available for policies with an investment preservation rider, and may not be available in all states, or for TSA plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.

Your Policy as Collateral for a Loan. When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Advantage Account, if so requested) to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Advantage Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division and DCA Advantage Account. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.

Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.

Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.

Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of the prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.

The entire amount of your outstanding loan may be treated as a taxable distribution.

Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit. A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium -Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. If the five-year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.

Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium -Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value -based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium -based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment. Any Premium Credit will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the

economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the policy described in this Prospectus within 180 days of a partial exchange of such policy for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the

180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Inherited Non-Qualified Policies

An Inherited Non-Qualified Annuity is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s).

The source of the funds used to purchase an Inherited Non-Qualified Annuity must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non-qualified annuity contract, or (ii) an Inherited Non-Qualified Annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

In order to exchange the original contract, the original owner of the contract must have died before the annuity commencement date. The death benefit proceeds of the original contract must be transferred directly to NYLIAC. Payments under this Policy will be calculated using the RMD method described in IRS Revenue Ruling 2002-62. The Annuitant must irrevocably elect and commence payments of his or her required distributions under the Policy no later than one year after the death of the owner of the original contract and the Annuitant must receive the entire required distribution by December 31st of the year in which payments under the Policy commence. If more than one year has elapsed since the original owner’s death, you are eligible for a NYLIAC Inherited Non-Qualified Annuity only if you started to receive required distributions under IRC Section 72(s) from the original contract or from another Inherited Non-Qualified Annuity within one year of the original owner’s death and you have taken the required distribution for the current and, if applicable, all prior years.

The Policy will be titled in the beneficiary’s name as beneficiary of the deceased owner and cannot be transferred. The beneficiary must be the Annuitant, and the Annuitant cannot be changed. Additional Purchase Payments cannot be applied to the Policy. Additional special rules apply to an Inherited Non-Qualified Annuity.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans

Under Section 403(b) of the Code, payments made by public school systems and certain tax -exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities

Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities

Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited Roth IRAs

This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5-year holding period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.

(e) Inherited IRAs

This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. [See the discussion under DISTRIBUTIONS UNDER THE POLICY—REQUIRED MINIMUM DISTRIBUTION OPTION—for more information]. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(f) SIMPLE IRAs

SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2020 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2020 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not. [See the discussion under DISTRIBUTIONS UNDER THE POLICY—REQUIRED MINIMUM DISTRIBUTION OPTION—for more information.]

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity II policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $        , $33,955,874, and $34,758,841, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

APPENDIX 1A: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at http://www.nylfunds-premierplus-ii.com/. You can also request this information at no cost by calling the VPSC at 800-598-2019 or by sending an email request to email@                .com [email address to be added by amendment].

The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

If you have elected an investment preservation rider, you may not be able to invest in certain Portfolios. If you have purchased the IPR or IPR 2.0, your available Allocation Options are listed in APPENDIX 1B. If you have purchased the IPR 3.0 or IPR 4.0, your available Allocation Options are listed in APPENDIX 1C.

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investment Manag*ement LLC (“New York Life Investments”)/ Subadviser: MacKay Shields LLC (“MacKay”) and NYL Investors LLC (“NYL Investors”))	[ ]%	[ ]%	[ ]%	[ ]%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: New York Life Investors
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments
International/Global Equity	MainStay VP Emerging Markets Equity — Service Class* Adviser: New York Life Investments / Subadviser: Candriam Belgium and MacKay
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)

Appendix 1A-1

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)
Non-Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay
Investment Grade Bond	MainStay VP Indexed Bond — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Capital Management LLC
Large Cap Equity	MainStay VP MacKay Common Stock — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Non-Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay

Appendix 1A-2

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Investment Grade Bond	MainStay VP MacKay Growth — Service Class* Adviser: New York Life Investments / Subadviser: MacKay
Non-Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Small/Mid Cap Equity	MainStay VP MacKay Mid Cap Core — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Large Cap Equity	MainStay VP MacKay S&P 500 Index — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Small/Mid Cap Equity	MainStay VP MacKay Small Cap Core — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Non-Investment Grade Bond	MainStay VP MacKay Unconstrained Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay
Sector	MainStay VP Mellon Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Mellon Investments Corporation
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments
Asset Allocation	MainStay VP Moderate Growth Allocation — Service Class Adviser: New York Life Investments
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class

Appendix 1A-3

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC
Large Cap Equity	MainStay VP T. Rowe Price Equity Income — Service Class* Adviser: New York Life Investments / Subadviser: T. Rowe Price Associates, Inc.
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investment Management LLC / Subadviser: NYL Investors
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investment Management LLC / Subadviser: Winslow Capital Management, Inc.
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”))
Large Cap Equity	American Funds IS Blue Chip Income and Growth Fund — Class 4 Adviser: CRMC
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III

Appendix 1A-4

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Adviser: BlackRock Advisors, LLC / Subadviser: BlackRock International Limited
Sector	BNY Mellon IP Technology Growth Portfolio –– Service Shares Adviser: BNY Mellon Investment Adviser, Inc
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC / Subadviser: ClearBridge Investments, LLC
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC / Subadviser: Threadneedle International Limited
Non-Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series –– Service Class Adviser: Delaware Management Company
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: Fidelity Management and Research Company (“FMR”) / Subadvisers: Other investment advisers)
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2

Appendix 1A-5

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Adviser: FMR / Subadvisers: Other investment advisers
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR / Subadvisers: Other investment advisers
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Other investment advisers)
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers
Small/Mid Cap Equity	Invesco Oppenheimer V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco Advisers, Inc.
Small/Mid Cap Equity	Invesco V.I. American Value Fund — Series II Shares Adviser: Invesco Advisers, Inc.
International/Global Equity	Invesco V.I. International Growth Fund — Series II Shares Adviser: Invesco Advisers, Inc.
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Capital Management LLC
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus Capital Management LLC
Asset Allocation	Legg Mason/QS Aggressive Model Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC / Subadviser: QS Investors, LLC
Asset Allocation	Legg Mason/QS Moderately Aggressive Model Portfolio — Class II

Appendix 1A-6

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Adviser: Legg Mason Partners Fund Advisor, LLC / Subadviser: QS Investors, LLC
Asset Allocation	Legg Mason/QS Moderate Model Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC / Subadviser: QS Investors, LLC
Asset Allocation	Legg Mason/QS Moderately Conservative Model Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC / Subadviser: QS Investors, LLC
Asset Allocation	Legg Mason/QS Conservative Model Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC / Subadviser: QS Investors, LLC
International/Global Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS
Small/Mid Cap Equity	MFS® Mid Cap Value Portfolio— Service Class Adviser: MFS
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”))

Appendix 1A-7

Type	Portfolio	Current	Average Annual Total Returns
	Adviser/Sub-adviser	Expenses	(as of 12/31/20)
[NET#’s]
			1 year	5 year	10 year
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO
Large Cap Equity	Victory VIF Diversified Stock Fund — Class A Shares* Adviser: Victory Capital Management Inc.

* Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.

[PLACEHOLDER FOR EXPENSE WAIVER/REIMBURSEMENT FOOTNOTES]

Appendix 1A-8

APPENDIX 1B: INVESTMENT DIVISIONS, MODEL PORTFOLIOS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR AND IPR 2.0

Option 1 — Choose Your Own Investment Divisions

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Income Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		American Funds IS Blue Chip Income and Growth
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Common Stock		Legg Mason/QS Moderately Aggressive Model Portfolio
MainStay VP MacKay Convertible		Legg Mason/QS Moderate Model Portfolio
MainStay VP MacKay Growth		Legg Mason/QS Moderately Conservative Model Portfolio
MainStay VP MacKay S&P 500 Index		Legg Mason/QS Conservative Model Portfolio
MainStay VP Moderate Allocation		MFS® Investors Trust Series
MainStay VP Moderate Growth Allocation		MFS® Research Series
MainStay VP T. Rowe Price Equity Income		Victory VIF Diversified Stock Fund
MainStay VP Winslow Large Cap Growth
American Funds IS Asset Allocation Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP CBRE Global Infrastructure

MainStay VP Emerging Markets Equity

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay Small Cap Core

MainStay VP Mellon Natural Resources

MainStay VP Small Cap Growth

American Funds IS Global Small Capitalization Fund

American Funds IS New World Fund®

BNY Mellon IP Technology Growth Portfolio

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Henderson Enterprise Portfolio

Janus Henderson Global Research Portfolio

MFS® International Intrinsic Value Portfolio

MFS® Mid Cap Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

Appendix 1B-1

Option 2 — Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 3 — Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate
10% MainStay VP MacKay S&P 500 Index	10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP	10% DWS Alternative Asset Allocation VIP
7% PIMCO VIT Total Return Portfolio	8% MainStay VP Bond
7% MainStay VP MacKay High Yield Corporate Bond	7% PIMCO VIT Total Return Portfolio
7% American Funds IS Blue Chip Income and Growth Fund	7% MainStay VP Indexed Bond
7% MainStay VP MacKay Mid Cap Core	7% MainStay VP MacKay High Yield Corporate Bond
6% MainStay VP Bond	6% MainStay VP MacKay Government
6% MFS® Investors Trust Series	5% MainStay VP PIMCO Real Return
5% MainStay VP PIMCO Real Return	5% Columbia Variable Portfolio — Emerging Markets Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% MFS® Investors Trust Series
5% MFS® Research Series	5% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	5% Fidelity® VIP Equity-Income PortfolioSM
5% ClearBridge Variable Appreciation Portfolio	5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay International Equity	5% MainStay VP MacKay Mid Cap Core
5% American Funds IS New World Fund®	5% American Funds IS New World Fund®
5% MFS® International Intrinsic Value Portfolio	5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative
10% MainStay VP Bond	14% PIMCO VIT International Bond Port (U.S. Dollar- Hedged)
10% PIMCO VIT Total Return Portfolio	12% MainStay VP Bond
10% DWS Alternative Asset Allocation VIP	11% PIMCO VIT Total Return Portfolio
9% MainStay VP Indexed Bond	10% MainStay VP MacKay Government
8% MainStay VP MacKay Government	10% MainStay VP Indexed Bond
7% MainStay VP MacKay High Yield Corporate Bond	10% DWS Alternative Asset Allocation VIP
6% MainStay VP PIMCO Real Return	7% MainStay VP PIMCO Real Return
5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7% MainStay VP MacKay High Yield Corporate Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% Columbia Variable Portfolio — Emerging Markets Bond
5% MainStay VP MacKay S&P 500 Index	4% BlackRock® High Yield V.I. Fund
5% MFS® Investors Trust Series	4% American Funds IS Blue Chip Income and Growth Fund
5% MFS® Research Series	3% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	3% MainStay VP MacKay Mid Cap Core
5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay Mid Cap Core

Appendix 1B-2

APPENDIX 1C: MODEL PORTFOLIOS, INVESTMENT DIVISIONS AND ASSET ALLOCATION

MODELS AVAILABLE WITH IPR 3.0 AND IPR 4.0

Option 1 — Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 2 — Choose Your Own Investment Divisions

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP Indexed Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Unconstrained Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Epoch U.S. Equity Yield

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay S&P 500 Index

MainStay VP Winslow Large Cap Growth

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Growth Fund

ClearBridge Variable Appreciation Portfolio

DWS Alternative Asset Allocation VIP

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Growth Opportunities Portfolio

MFS® Investors Trust Series

MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay Small Cap Core

MainStay VP Small Cap Growth

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Fidelity® VIP Mid Cap Portfolio

		Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)

Appendix 1C-1

MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio	Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources BNY Mellon IP Technology Growth Portfolio	Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 3 — Asset Allocation Funds:

Category D:

Minimum Allocation 100%

Category D Asset Allocation Funds

MainStay VP Balanced

MainStay VP Conservative Allocation

MainStay VP Income Builder

MainStay VP Janus Henderson Balanced

MainStay VP Moderate Allocation

American Funds IS Asset Allocation Fund

BlackRock® Global Allocation V.I. Fund

Fidelity VIP® FundsManager® 60% Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderate Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

Legg Mason/QS Conservative Model Portfolio

Option 4 — Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate
10% MainStay VP MacKay S&P 500 Index	10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP	10% DWS Alternative Asset Allocation VIP
7% PIMCO VIT Total Return Portfolio	8% MainStay VP Bond
7% MainStay VP MacKay High Yield Corporate Bond	7% PIMCO VIT Total Return Portfolio
7% American Funds IS Blue Chip Income and Growth Fund	7% MainStay VP Indexed Bond
7% MainStay VP MacKay Mid Cap Core	7% MainStay VP MacKay High Yield Corporate Bond
6% MainStay VP Bond	6% MainStay VP MacKay Government
6% MFS® Investors Trust Series	5% MainStay VP PIMCO Real Return
5% MainStay VP PIMCO Real Return	5% Columbia Variable Portfolio — Emerging Markets Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% MFS® Investors Trust Series
5% MFS® Research Series	5% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	5% Fidelity® VIP Equity-Income PortfolioSM
5% ClearBridge Variable Appreciation Portfolio	5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay International Equity	5% MainStay VP MacKay Mid Cap Core
5% American Funds IS New World Fund®	5% American Funds IS New World Fund®
5% MFS® International Intrinsic Value Portfolio	5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative
10% MainStay VP Bond	14% PIMCO VIT International Bond Port (U.S. Dollar- Hedged)
10% PIMCO VIT Total Return Portfolio	12% MainStay VP Bond
10% DWS Alternative Asset Allocation VIP	11% PIMCO VIT Total Return Portfolio
9% MainStay VP Indexed Bond	10% MainStay VP MacKay Government
8% MainStay VP MacKay Government	10% MainStay VP Indexed Bond
7% MainStay VP MacKay High Yield Corporate Bond	10% DWS Alternative Asset Allocation VIP
6% MainStay VP PIMCO Real Return	7% MainStay VP PIMCO Real Return
5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7% MainStay VP MacKay High Yield Corporate Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% Columbia Variable Portfolio — Emerging Markets Bond
5% MainStay VP MacKay S&P 500 Index	4% BlackRock® High Yield V.I. Fund
5% MFS® Investors Trust Series	4% American Funds IS Blue Chip Income and Growth Fund

Appendix 1C-2

5% MFS® Research Series	3% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	3% MainStay VP MacKay Mid Cap Core
5% American Funds IS Blue Chip Income and Growth Fund 5% MainStay VP MacKay Mid Cap Core

Appendix 1C-3

APPENDIX 2: FIR availability by Plan Type

(not available for applications signed on or after May 1, 2017)

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-75
	FIR Availability **	0-75
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	18-68 1⁄2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 72
	Latest FIR Purchase	Age 68 1⁄2
Roth IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	20-75
	Earliest FIR Income Start Date	Age 59 1⁄2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

Appendix 2-1

APPENDIX 3:

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
	See “THE POLICIES –Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.
Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 (optional) (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
New Jersey	Civil Union Partner Endorsement	Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

Appendix 3-1

State	Features/Benefits	State Variation

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.
See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

(a)   While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   An ownership change or assignment of the policy does not terminate the IPR, IPR 2.0, IPR 3.0 or IPR 4.0.

Appendix 3-2

State	Features/Benefits	State Variation

(d)   The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)   The IPR 2.0, IPR 3.0 and IPR 4.0 Death Benefit is not available.

(f)   The name of the IPR, IPR 3.0 and IPR 4.0 is Guaranteed Minimum Account Benefit. The name of the IPR 2.0 is Guaranteed Minimum Account Benefit 2.0.

	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge”	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.
See “THE POLICIES – Riders – Future Income Rider”

(a)   Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b)   The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the Future Income Start Date.

(c)   The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.
	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

Appendix 3-3

State	Features/Benefits	State Variation
	See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.
See “THE POLICIES – Premium Credit”

(a)   You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if at the time you purchase a New York Life Premier Plus Variable Annuity II policy, you also purchased additional policies for this same product at the same time and the aggregate initial premium paid on all of the policies is at least $1.0 million. In order to aggregate premiums, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated.

(b)   We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

	See “DISTRIBUTIONS UNDER THE POLICY – Loans”	Loans are not available for policies sold in New York.
North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

Appendix 3-4

Back Cover Page

The Statement of Additional Information (SAI) dated May 1, 2021 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is posted on our website, www.newyorklife.com. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at the address listed in the “CONTACTING NYLIAC” section of the prospectus.

Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Separate Account III EDGAR contract identifier #C000154614

Separate Account IV EDGAR contract identifier #C000154616

Statement of Additional Information

May 1, 2021

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity II Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity II Prospectus.

GENERAL INFORMATION AND HISTORY

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of [$         billion] at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b)—c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

2

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.

The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

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GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

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Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

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If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section in the Prospectus). In the event your statement is returned from the United States Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 included in this SAI have been so included in reliance on the report of [to be added by amendment], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of [to be added by amendment], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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F-1

PART C. OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Board of Directors Resolution.

(a)(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account - I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Form of Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Specimen Policy for New York Life Premier Plus (formerly Extra Credit) Variable Annuity (No. 208-192) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(d)(2)	Specimen Policy for New York Life Premier (formerly Smart Value) Variable Annuity (No. 208-191) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the registration statement on Form N-6 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(d)(3)	Earnings Enhancement Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(d)(4)	Enhanced Spousal Continuance Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(d)(5)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(6)	Enhanced Beneficiary Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(7)	Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable annuity Separate Account - III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(d)(8)	Unemployment Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(9)	UPromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(10)	Living Needs Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(11)	Breakpoint Credit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(k) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(d)(12)	Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(l) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 4/14/10 and incorporated herein by reference.

(d)(13)	Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(d)(14)	Investment Protection Plan II Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4 (n) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed May 15, 2012 and incorporated herein by reference.

(d)(15)	Form of Guaranteed Investment Protection Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(o) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(d)(16)	Form of Guaranteed Investment Protection Rider 2.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(p) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed February 14, 2014 and incorporated herein by reference.

(d)(17)	Specimen Policy for New York Life Premier Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(q) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(d)(18)	Specimen Policy for New York Life Premier Plus Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(r) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(d)(19)	Form of Investment Preservation Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(s) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(d)(20)	Form of Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(d)(21)	Form of Future Income Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(u) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(d)(22)	Form of Investment Preservation Rider 2.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(v) to Post-Effective Amendment No. 18 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on 1/27/17 and incorporated herein by reference.

(d)(23)	Form of Investment Preservation Rider 3.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(w) to Post-Effective Amendment No. 22 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on 2/2/18 and incorporated herein by reference.

(d)(24)	Form of Investment Preservation Rider 4.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(x) to Post-Effective Amendment No. 25 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on 2/11/19 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application for policies for New York Life Premier Plus (formerly Extra Credit) and New York Life Premier (formerly Smart Value) Variable Annuities — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(e)(2)	Form of Application for policies for Individual Flexible Premium Deferred Variable Annuity — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account - I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account - I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(5)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(h)(8)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account - I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(h)(13)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(h)(15)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(19)	Form of Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(20)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(21)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(22)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(23)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account - I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(2)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(i)(3)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(4)	Form of Class S Service Agreement between Fred Alger & Company, Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(5)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(6)

Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account III (File No. 333-156018), filed 4/10/20 and incorporated herein by reference.

(i)(7)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(8)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(9)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(10)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(11)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(i)(12)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(13)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(14)	Form of PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(i)(15)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(16)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(17)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(18)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(19)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(20)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(21)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(22)	Form of Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life Insurance and Annuity Corporation dated 1/1/1998 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x)(x) to Post-Effective Amendment No. 27 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account III (File No. 333-156018), filed 4/10/20 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account III (File No. 811-08904), filed 10/9/20 and incorporated herein by reference.

(k)	Legal Opinion.

(k)(1)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(l)	Other Opinions. Not applicable.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreement. Not applicable.

(o)	Form of Initial Summary Prospectuses.

(o)(1)	Form of Initial Summary Prospectus. Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
DeSanto, Craig L.	Chairman & President
Mathas, Theodore A.	Director & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Abramo, Stephen	Senior Vice President
Afshar, Pedram	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Bedard, David G.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Castellani, David J.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cristallo, James J.	Senior Vice President & Actuary
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Huang, Dylan W.	Senior Vice President
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Lamarque, Natalie	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Lewis, Frances	Senior Vice President
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Protas, Lucille	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Recine, Roberto	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President
Rutigliano, Carla T.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Yoon, Jae	Senior Vice President
Alam, Raianul	Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Behrens, Dawn	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Bredikis, Scott	Vice President
Brooks, Devon E.	Vice President
Burke, Robert P.	Vice President
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Dowden, David	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Hallahan, Mary T.	Vice President & Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hassemer, Michelle	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Hynes, Robert J.	Vice President
Kary, Jason	Senior Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Senior Vice President & Actuary
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kyan, Raymond	Vice President
Larkin, Colleen E.	Vice President
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shaub, Sarah	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, Todd	Vice President & Actuary
Tillotson, Sandra G.	Senior Vice President & Legal Officer
Verastegui, Victor A.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary & Associate General Counsel

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value
Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value
Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF Member LLC	(Delaware)
Madison Square Structured Debt Fund LP	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce JV LP	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.13%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.26%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund LP	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)	(MCF is a Non-Managing Member)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware?)
GoldPoint Core Opportunities Fund II L.P.	(Delaware?)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LPP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GPP V B Blocker Holdco LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V E Blocker Holdco LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(?)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP Private Debt Blocker Holdco A, LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners FA I, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(?)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(?)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine PartnersIII 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(67.00%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund II, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd. (Cayman Islands) (owned by two funds above)UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware) (“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)7
IQ MacKay Shields Municipal Insured ETF		(NYLIAC:21.23%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 74.24%)
IQ Ultra Short Duration ETF		(NYLIC: 14.71%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYLIC:0.00%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 53.07%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYLIC: 0.00%)
IQ 500 International ETF		(NYLIM Holdings: 99.65%, NYLIAC: 0.00%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 8.96%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 70.22%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: NYL: 0.00%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYLIM Holdings: (NYL: 0.00%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 57.90%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 41.09%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Leaders GTAA Tracker ETF		(NYLC: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 52.73%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 79.99%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 89.22%, NYLIAC: 9.41%)
IQ Candriam ESG US Equity ETF		(NYLIM: 87.63%, NYLIAC: 9.24%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited (UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP (England & Wales)		(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%)(2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (CG: 90.972%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL:1.21%; CANFR: 0.55%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 15.76%, CANBEL: 3.70%, CANFR 3.70%)
Cordius CIG (“CIG”)		(CANLUX: 50.78%; CANBEL: 15.98%; CANFR: 0.00%)
Candriam Absolute Return	(Luxembourg)	(CANLUX:0.17%, CANFR: 1.27%, NYLIAC: 0.00%, CIG: 6.66%)
Candriam Absolute Return Equity Market Neutral (Lux)		(CANLUX: .14%, CANFR: 1.63%, NYLIAC: 0.00%, CIG: 8.57%)
Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.28, CIG: 0.01%, NYLIAC: 0.00%)
Candriam Alternative	(Luxembourg)	(CANLUX: .26%, NYLIAC: 71.46%,CIG: 17.90%)
Candriam Alternative Systemat		(CANLUX: 0.26%, NYLIAC: 71.46%, CIG: 17.90%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.05, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.04%)
Candriam Bonds Convertible Opportunities		(CANLUX: .0.09%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.05%, CIG: 0.01)
Candriam Bonds Emerging Markets		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.08%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.04%, CANFR: 0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.01%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.08%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.16%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.03%)
Candriam Bonds Total Return Defensive		(CANFR:10.22%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%, CANFR: 0.66%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.00%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.00%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable
European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 67.97%, CIG: 0.01%)
Candriam GF AUSBIL Global
Essential Infrastructure		(NYLIAC: 80.25%, CIG: 0.02%)
Candriam GF Short Duration
US High Yield Bonds		(NYLIAC: 32.98%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 66.07%, CIG: 0.02%)
Candriam GF US High Yield
Corporate Bonds		(NYLIAC: 79.52%, CIG: 0.02%)
Candriam GF US Corporate Bonds		(NYLIAC: 90.14%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.12%, CIG: 0.01%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 38.46%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 1.71%, CIG: .06%)
Candriam L Balanced Asset Allocation		(CIG: 0.01%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.18%, CIG: .01%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.18%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.04%)
Candriam L Multi-Asset Premia		(NYLIAC: 26.47%, CIG: 0.02%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.02%, CANFR: 2.02%)
Candriam Money Market Euro		(CANFR: 1.93%)
Candriam Money Market Euro AAA		(CANLUX: 0.13%, CANFR: 4.81%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.31%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.00%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities USA		(CIG 0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.03%, CIG: 0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.08%, CANFR: 0.03%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 7.45%)
Candriam SRI Equity Circular Economy		(CIG: 0.00)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.00%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.00%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.03%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.00%)
Candriam Sustainable Euro Bonds		(CIG: 0.56%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.00%)
Candriam Sustainable North America		(CANLUX: 0.00%)
Candriam Sustainable Pacific		(0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable World Bonds		(CIG: 0.37%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Low		(0.00%)
Candriam World Alternative	(Luxembourg)	(CANLUX:0.09%, NYLIAC: 29.74%, CIG: 0.00%)
Candriam World Alternative Alphamax		(NYLIAC: 37.31%, CANLUX: 0.12%, CIG: 0.00%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.00%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index USA Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 32%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: 38%)
IndexIQ Factors Sustainable Sovereign Euro Bond		(CIG: 27%)
IndexIQ Factors Sustainable Europe Equity		(CIG: 18%)
IndexIQ Factors Sustainable EMU Equity		(CIG: 1.78%)
IndexIQ Factors Sustainable J Japan Equity		(CIG: 34%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.79%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 36.74%)
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 46.72%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil IT - Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 55.87%)
Ausbil IT - Ausbil Global Resources Fund	(Australia)	(88.06%)
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(67.20%)
Ausbil IT - Ausbil Microcap Fund	(Australia)	(NYLIAC: 15.81%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.19%)
Ausbit IT – Ausbil Long Short Term Fund	(Australia)	(NYLIAC: 99.16%)
NYLIFE Distributors LLC	(Delaware)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC (100%)	(Delaware)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.		(12.5%) (Cayman Is.)
Jaguar Real Estate Partners L.P.		(30.3%) (Cayman Is.)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[9]
Skyhigh SPV Note Issuer 2020 LLC[9]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.09%, NYLIAC owns 0.00%, and MacKay owns .17% for a total ownership of 13.26%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

ITEM 30. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life–Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 33. MANAGEMENT SERVICES – Not applicable.

ITEM 34. FEE REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on November 20, 2020.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III (Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Craig L. DeSanto*	Chairman & President
Christopher T. Ashe*	Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Eric Feldstein*	Director
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Frank M. Harte*	Director
Thomas A. Hendry*	Director
Anthony R. Malloy*	Director
Mark J. Madgett*	Director
Theodore A. Mathas*	Director and Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Matthew Williams
Matthew Williams
Attorney-in-Fact November 20, 2020

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(k)(1)	Opinion and Consent of Thomas F. English, Esq.

(o)(1)	Form of Initial Summary Prospectus.